Exhibit 32.1
CERTIFICATION PURSUANT TO
RULE 13a-14(b) OF THE SECURITIES EXCHANGE ACT OF 1934
AND 18 U.S.C. SECTION 1350
In connection with the Quarterly Report of Tessera Technologies, Inc., a Delaware corporation (the “Company”), on Form 10-Q for the period ending March 31, 2013 as filed with the Securities and Exchange Commission (the “Report”), I, Richard S. Hill, Interim Chief Executive Officer and Executive Chairman, certify, pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard S. Hill
Richard S. Hill
Interim Chief Executive Officer and Executive Chairman
May 10, 2013
CERTIFICATION PURSUANT TO
RULE 13a-14(b) OF THE SECURITIES EXCHANGE ACT OF 1934
AND 18 U.S.C. SECTION 1350
In connection with the Quarterly Report of Tessera Technologies, Inc, a Delaware corporation (the “Company”), on Form 10-Q for the period ending March 31, 2013 as filed with the Securities and Exchange Commission (the “Report”), I, C. Richard Neely, Jr., Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ C. Richard Neely, Jr.
C. Richard Neely, Jr.
Executive Vice President and Chief Financial Officer
May 10, 2013
A signed original of this written statement required by Rule 13a-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.